UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: December 3, 2010
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16400 SE Nautilus Drive
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signature
EX-99.1

Item 8.01 Other Events
     On December 3, 2010, Nautilus, Inc. (the “Company”) issued a press release concerning the acceptance by the New York Stock Exchange (the “NYSE”) of the Company’s plan to regain compliance with the NYSE’s continued listing requirements. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.

Exhibit
No.	Description

99.1	Press Release dated December 3, 2010

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC. (Registrant)
December 3, 2010	By:	/S/ WAYNE M. BOLIO
(Date)		Wayne M. Bolio
Sr. VP, Law, General Counsel